                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (date of earliest event report)   January 15, 1998
                                                            --------------------

            The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of TMS Asset Backed Certificates, Series 1997-B) and each of the Originators listed on Schedule A attached hereto.

                              The Money Store, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)



            New Jersey              33-58128-35          upper tier 68-039-8956
            ----------              -----------          ----------------------
                                                         lower tier 91-186-4387
                                                         ----------------------
            State or other          (Commission          (IRS Employer
            jurisdiction of         File Number)         ID Number)
            incorporation)


            2840 Morris Avenue, Union, New Jersey  7083
            -----------------------------------------------
            (Address of principal executive officer)


            Registrant's Telephone Number,
            including area code:                          (908) 686-2000
                                                          --------------

                                       n/a
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

            Item 5           Other Events
                             ------------

                      Attached herein as Annex A is a copy of the Monthly
            Statement sent to Class A Certificate holders with respect to the January 15, 1998 Remittance Date.


            Item 7           Financial Statements and Exhibits
                             ---------------------------------

                      The quarterly financial statement for the period ended
            September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      THE MONEY STORE INC.


                                      By: /s/ Harry Puglisi
                                      ----------------------------------
                                              Harry Puglisi
                                                Treasurer




                     Dated:        January 31, 1998

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-B
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31,1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-B FOR THE JANUARY 12, 1998 DETERMINATION DATE.

                                                                               POOL I              POOL II            POOL III
1.   AGGREGATE AMOUNT RECEIVED (5.03 b)                                       $16,225,491.38      $17,989,274.44      $77,364.33
     ADJ : RECALCULATION                                                                0.00                0.00            0.00
                                                                            -----------------------------------------------------

                                                                               16,225,491.38       17,989,274.44       77,364.33


    LESS: SERVICE FEE (7.03 & 5.04)                                               104,632.08           77,522.99        1,641.36
               CONTINGENCY FEE (7.03 & 5.04)                                      104,632.08           77,522.99        1,641.36
               OTHER SERVICER FEES (Late Charges / Escrow) (7.03 & 5.04)          129,202.71          103,952.45            0.00
               UNREIMBURSED MONTHLY ADVANCES (5.04 b)                                   0.00                0.00            0.00
                                                                            -----------------------------------------------------

                                                                                  338,466.87          258,998.43        3,282.72

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
                    COMPENSATING INTEREST (6.12)                                        0.00                0.00       10,515.54
               PRE-FUNDING ACCOUNT TRANSFER (6.02)                                      0.00                0.00            0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                             0.00                0.00            0.00

                                                                            -----------------------------------------------------

                                                                                        0.00                0.00       10,515.54

    LESS: EXCESS SPREAD (I-19)                                                  1,878,555.72        1,080,465.05       26,722.39
               SUBORDINATION REDUCTION AMOUNT (I-56)                                    0.00                0.00            0.00

                                                                            -----------------------------------------------------

                                                                                1,878,555.72        1,080,465.05       26,722.39
                                                                            -----------------------------------------------------
    AVAILABLE REMITTANCE AMOUNT                                                14,008,468.79       16,649,810.96       57,874.76
                                                                            =====================================================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED                                                    28,942,322.76
             IN PRIOR SERVICER'S CERTIFICATE

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED                                                    84,500,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED                                                   105,400,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED                                                    57,500,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED                                                    52,800,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED                                                    49,000,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED                                                    65,300,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (H) CLASS A-8  PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                 55,000,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                222,814,760.59

    (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                140,000,000.00

    (K) CLASS A-11 PRINCIPAL BALANCE  AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                  9,138,218.65

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                                            13,036,857.53
    CLASS A-2                                                                                     0.00
    CLASS A-3                                                                                     0.00
    CLASS A-4                                                                                     0.00
    CLASS A-5                                                                                     0.00
    CLASS A-6                                                                                     0.00
    CLASS A-7                                                                                     0.00
    CLASS A-8                                                                                     0.00

    TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                                          13,036,857.53

    CLASS A-9                                                                            15,757,852.10
    CLASS A-10                                                                                    0.00

    TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT:                                         15,757,852.10

    CLASS A-11                                                                               25,351.38

    TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT:                                            25,351.38

4.  TOTAL  AMOUNT OF POOL I, II & III
    INSURED PAYMENTS                                                                              0.00

5.  (A) SUBORDINATED AMOUNT
           POOL I                                                                         9,058,164.24
           POOL II                                                                        6,971,019.70
           POOL III                                                                         152,150.26

    (B) SPECIFIED SUBORDINATED AMOUNT
           POOL I                                                                        14,025,000.00
           POOL II                                                                       15,375,000.00
           POOL III                                                                       2,500,000.00


6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                                            # ACCOUNTS                DOLLARS
           POOL I                                                 241                     9,516,471.02
           POOL II                                                153                    13,027,013.09
           POOL III                                                0                              0.00



7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                                                        1,021,448.56
                  POOL II                                                                       1,381,830.58
                  POOL III                                                                              0.00

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                                                          673,830.32
                  POOL II                                                                         231,281.94
                  POOL III                                                                          1,911.71

9.  AMOUNT OF INTEREST RECEIVED
                  POOL I                                                                        4,884,538.77
                  POOL II                                                                       3,245,196.38
                  POOL III                                                                         75,452.62

10. (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
         INTEREST TO BE MADE ON THE DETERMINATION DATE
         TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
                  POOL I                                                                                0.00
                  POOL II                                                                               0.00
                  POOL III                                                                         10,515.54

    (B)  AMOUNT OF COMPENSATING INTEREST
                  POOL I                                                                            2,249.42
                  POOL II                                                                           2,859.72
                  POOL III                                                                              0.00

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. THE AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD
                  POOL I                                                                              731.24
                  POOL II                                                                           4,990.59
                  POOL III                                                                              0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                   154,238.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT                               13,036,857.53
     (C) CARRY FORWARD AMOUNT                                                 0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                                         13,191,095.99

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                   452,075.00
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
     (C) CARRY FORWARD AMOUNT                                                 0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                                            452,075.00


CLASS A-3 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    572,673.33
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-3 REMITTANCE AMOUNT                                             572,673.33

CLASS A-4 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    318,166.67
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-4 REMITTANCE AMOUNT                                             318,166.67

CLASS A-5 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    300,300.00
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-5 REMITTANCE AMOUNT                                             300,300.00

CLASS A-6 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    282,975.00
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-6 REMITTANCE AMOUNT                                             282,975.00

CLASS A-7 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    395,337.08
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-7 REMITTANCE AMOUNT                                             395,337.08

CLASS A-8 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                    316,250.00
    (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
    (C) CARRY FORWARD AMOUNT                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                        0.00

    TOTAL CLASS A-8 REMITTANCE AMOUNT                                             316,250.00

POOL I REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                  2,792,015.55
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                13,036,857.53
    (C) CARRY FORWARD AMOUNT                                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                                        0.00

    TOTAL POOL I REMITTANCE AMOUNT                                                             15,828,873.08

CLASS A-9 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                  1,166,649.24
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                15,757,852.10
    (C) CARRY FORWARD AMOUNT                                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                                        0.00

    TOTAL CLASS A-9 REMITTANCE AMOUNT                                                          16,924,501.34

CLASS A-10 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                    730,566.67
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                         0.00
    (C) CARRY FORWARD AMOUNT                                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                                        0.00

    TOTAL CLASS A-10 REMITTANCE AMOUNT                                                            730,566.67

POOL II REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                  1,897,215.90
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                15,757,852.10
    (C) CARRY FORWARD AMOUNT                                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                                        0.00

    TOTAL POOL II REMITTANCE AMOUNT                                                            17,655,068.00

CLASS A-11 (POOL III) REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                     54,677.01
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                    25,351.38
    (C) CARRY FORWARD AMOUNT                                                  0.00
    (D) MONTHLY ADVANCE FOR BANKRUPTCY                                        0.00

    TOTAL POOL III REMITTANCE AMOUNT                                                               80,028.39

14. (A) REIMBURSABLE AMOUNTS                                                  0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE PURSUANT
        TO SECTION 6.08(d) (iii) AND ( iv)
          POOL I                                                              0.00
          POOL II                                                             0.00
          POOL III                                                            0.00

15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          15,905,465.23

    (B) CLASS A-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          84,500,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         105,400,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          57,500,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          52,800,000.00

    (F) CLASS A-6 PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          49,000,000.00

    (G) CLASS A-7 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          65,300,000.00

    (H) CLASS A-8 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          55,000,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         207,056,908.49

    (J) CLASS A-10 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         140,000,000.00

   (K) CLASS A-11 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                           9,112,867.27

    (L) TOTAL POOL I PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                        485,405,465.23

    (M) TOTAL POOL II PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                        347,056,908.49

    (N) TOTAL POOL III PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                          9,112,867.27

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I, II AND III)                       100.00%

    (B) EXCESS SPREAD (POOL I)                                                      1,878,555.72
        EXCESS SPREAD (POOL II)                                                     1,080,465.05
        EXCESS SPREAD (POOL III)                                                       26,722.39
        TOTAL EXCESS SPREAD (POOL I, II and III)                                    2,985,743.16

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                               0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                                              0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL III                                             0.00
        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II and III                             0.00

17. CUMULATIVE REALIZED LOSSES
           POOL I                                                                      41,461.74
           POOL II                                                                     13,695.88
           POOL III                                                                         0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
           POOL I                                                                        276.553
           POOL II                                                                       351.450
           POOL III                                                                      323.608

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
           POOL I                                                                        11.673%
           POOL II                                                                       10.477%
           POOL III                                                                      11.479%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
          POOL I                                                                                          104,632.08
          POOL II                                                                                          77,522.99
          POOL III                                                                                          1,641.36

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
          POOL I                                                                                          104,632.08
          POOL II                                                                                          77,522.99
          POOL III                                                                                          1,641.36

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
          POOL I                                                                                           20,768.43
          POOL II                                                                                          15,117.28
          POOL III                                                                                            380.76

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
          POOL I                                                                                           37,383.00
          POOL II                                                                                          36,281.00
          POOL III                                                                                          4,188.00

    (F) CLASS A-11 AUCTION AGENT FEE                                                                       23,809.72


20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:                                                 POOL I                            POOL II
    (A) SECTION 5.04 (b)                                                       0.00                             0.00
    (B) SECTION 5.04 (c)                                                       0.00                             0.00
    (C) SECTION 5.04 (d)(ii)                                                   0.00                             0.00
    (D) SECTION 5.04 (e)                                                       0.00                             0.00
    (E) SECTION 5.04 (f)(i)                                              209,264.16                       155,045.98

                                                                           POOL III
    (A) SECTION 5.04 (b)                                                       0.00
    (B) SECTION 5.04 (c)                                                       0.00
    (C) SECTION 5.04 (d)(ii)                                                   0.00
    (D) SECTION 5.04 (e)                                                       0.00
    (E) SECTION 5.04 (f)(i)                                                3,282.72

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                               15,905,465.23                       0.19758342
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                              80,500,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                               84,500,000.00                       1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                              84,500,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                              105,400,000.00                       1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                             105,400,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                               57,500,000.00                       1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                              57,500,000.00


    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                           52,800,000.00            1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                          52,800,000.00

    CLASS A-6 POOL FACTOR (I-5):
    CURRENT CLASS A-6 PRINCIPAL BALANCE                           49,000,000.00            1.00000000
    ORIGINAL CLASS A-6 PRINCIPAL BALANCE                          49,000,000.00

    CLASS A-7 POOL FACTOR (I-5):
    CURRENT CLASS A-7 PRINCIPAL BALANCE                           65,300,000.00            1.00000000
    ORIGINAL CLASS A-7 PRINCIPAL BALANCE                          65,300,000.00

    CLASS A-8 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE                           55,000,000.00            1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE                          55,000,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE                             485,405,465.23            0.88255539
    ORIGINAL POOL I PRINCIPAL BALANCE                            550,000,000.00

    CLASS A-9 POOL FACTOR:
    CURRENT CLASS A-10 PRINCIPAL BALANCE                         207,056,908.49            0.76687744
    ORIGINAL CLASS A-10 PRINCIPAL BALANCE                        270,000,000.00

    CLASS A-10 POOL FACTOR (I-5):
    CURRENT CLASS A-11 PRINCIPAL BALANCE                         140,000,000.00            1.00000000
    ORIGINAL CLASS A-11 PRINCIPAL BALANCE                        140,000,000.00

    POOL II FACTOR:
    CURRENT POOL II PRINCIPAL BALANCE                            347,056,908.49            0.84648026
    ORIGINAL POOL II PRINCIPAL BALANCE                           410,000,000.00

    CLASS A-11 (POOL III FACTOR (I-5):
    CURRENT CLASS A-12 PRINCIPAL BALANCE                           9,112,867.27            0.91128673
    ORIGINAL CLASS A-12 PRINCIPAL BALANCE                         10,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
        POOL I                                                                                11.673%
        POOL II                                                                               10.477%
        POOL III                                                                              11.479%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
        POOL I                                                                                11.033%
        POOL II                                                                                9.610%
        POOL III                                                                              10.379%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4,
        CLASS A-5, CLASS A-6,
        CLASS A-7, CLASS A-8 AND CLASS A-9 ADJUST MORTGAGE LOAN REMITTANCE RATE                6.871%
        CLASS A-10 AND CLASS A-11 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                       6.322%
        CLASS A-12 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                      7.780%

                                                                     --------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                   10/31/97            11/30/97             12/31/97
                                                                     --------------------------------------------------------
        POOL I                                                         11.678%             11.676%              11.673%
        POOL II                                                        10.342%             10.410%              10.477%
        POOL III                                                       11.479%             11.479%              11.479%

23. CLASS A-9  REMITTANCE RATE                                                 6.08047%
    CLASS A-10  REMITTANCE RATE (BASED ON AUCTION RATE)                         6.0600%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN FOR  CLASS A-9                                             N/A
    AUCTION FEE FOR CLASS A-10                                                   N/A

24. (A) LIBOR RATE                                                             5.98047%
    (B) AUCTION RATE                                                             6.060%

25. POOL II  NET FUNDS CAP (RATE)                                                9.938%
    CLASS A-9 NET FUNDS CAP                                                        0.00
    CLASS A-10 NET FUNDS CAP                                                       0.00

26. CLASS A-9 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                         0.00
    CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                        0.00
                                                                                   0.00
27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
    INTEREST CARRYOVER                                                             0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                                           0.00

  28. OTHER INFORMATION
      SPREAD ACCOUNT BALANCES
           POOL I                                                                  0.00
           POOL II                                                                 0.00
           POOL III                                                                0.00

                              EXHIBIT O (POOL I)
                 REMIC DELINQUENCIES AS OF - DECEMBER 31, 1997


 REMIC          OUTSTANDING                #
 SERIES          DOLLARS                ACCOUNTS   RANGES                       AMOUNT              NO           PCT
1997-B-I      $496,288,737.10               11220   1 TO 29 DAYS            83,313,942.99        2,023         16.79%
                                                   30 TO 59 DAYS             9,279,235.38          210          1.87%
                                                   60 TO 89 DAYS             4,511,214.84           89          0.91%
                                                   90 AND OVER               6,474,691.07          138          1.30%

                                                   FORECLOSURE               2,457,872.72           27          0.50%
                                                   REO PROPERTY                238,302.91            2          0.05%


                                                   TOTALS                 $106,275,259.91        2,489         21.41%
                                                                         ============================================

                               EXHIBIT O (POOL II)

                  REMIC DELINQUENCIES AS OF - DECEMBER 31, 1997


 REMIC          OUTSTANDING                #
 SERIES          DOLLARS                ACCOUNTS   RANGES                       AMOUNT              NO           PCT
1997-B-II      $355,145,654.68              4396    1 TO 29 DAYS            58,518,211.68          770         16.48%
                                                   30 TO 59 DAYS             6,553,440.01           90          1.85%
                                                   60 TO 89 DAYS             3,708,514.01           42          1.04%
                                                   90 AND OVER               6,002,948.93           80          1.69%

                                                   FORECLOSURE               2,399,061.38           25          0.68%
                                                   REO PROPERTY                115,860.49            1          0.03%




                                                   TOTALS                  $77,298,036.50        1,008         21.77%
                                                                     ================================================

                              EXHIBIT O (POOL III)

                  REMIC DELINQUENCIES AS OF -DECEMBER 31, 1997

REMIC            OUTSTANDING          #
SERIES           DOLLARS              ACCOUNTS RANGES                      AMOUNT                    NO              PCT
   1997-B-III       9,288,457.20        48   1 TO 29 DAYS                         1,117,314.84            3              12.03%
                                            30 TO 59 DAYS                                 0.00            0               0.00%
                                            60 TO 89 DAYS                           269,000.00            1               2.90%
                                            90 AND OVER                                   0.00            0               0.00%

                                            FORECLOSURE                             273,000.00            1               2.94%
                                            REO PROPERTY                                  0.00            0               0.00%



                                            TOTALS                               $1,659,314.84            5              17.86%
                                                                           ====================================================